SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________________________

Date of Report (Date of earliest event reported): April 2, 2007

WENTWORTH II, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51494	84-1581779
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

936A Beachland Blvd., Suite 13, Vero Beach, FL 32963
(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code: (772) 231-7544

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On April 2, 2007, Wentworth II, Inc. (the “Company”) dismissed De Joya Griffith & Company, LLC (“De Joya”) as its independent registered public accounting firm. On April 4, 2007, the Company engaged Gordon, Hughes & Banks, LLP (“Gordon, Hughes & Banks”) as its new independent registered public accounting firm. Pursuant to Item 304(a) of Regulation S-B under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Company reports as follows:

(a)	(i)	The Company dismissed De Joya as its independent registered public accounting firm effective on April 2, 2007.

(ii)
During each of the last two fiscal years ended December 31, 2006 and 2005, the accountant’s report on the financial statements contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles. The accountant’s report contained an explanatory paragraph describing going concern contingencies.

(iii)	The Company’s Board of Directors approved the dismissal of De Joya and engagement of Gordon, Hughes & Banks.

(iv)
During each of the last two fiscal years ended December 31, 2006 and 2005 and the interim periods preceding the dismissal of De Joya, there were no disagreements with De Joya on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of De Joya, would have caused De Joya to make reference to the subject of that disagreement in its reports on the Company’s financial statements.

The Company requested that De Joya furnish it with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by De Joya in response to this request, dated April 3, 2007 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	On April 4, 2007, Gordon, Hughes & Banks was engaged as the Company’s new independent registered public accountants.

(i)
During the two most recent fiscal years and the interim period preceding the engagement of Gordon, Hughes & Banks, the Company has not consulted with Gordon, Hughes & Banks regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Gordon, Hughes & Banks or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

(ii)	The Company did not have any disagreements with De Joya and therefore did not discuss any past disagreements with Gordon, Hughes & Banks.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits: The following exhibits are filed as part of this report:

Exhibit
Number	Description

16.1	Letter from De Joya Griffith & Company, LLC regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENTWORTH II, INC.

Date: April 5, 2007	By:	/s/ Kevin R. Keating
Name: Kevin R. Keating
Title: President